UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 24, 2012
CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05    Costs Associated with Exit or Disposal Activities

The information set forth under Item 2.06 is incorporated by reference herein.

Item 2.06    Material Impairment

On September 24, 2012, the Registrant’s Board of Trustees approved a plan by management to shorten the holding period for office properties and developable land in Greater Philadelphia, Pennsylvania (the “Properties”) because the Properties no longer meet the Registrant’s strategic investment criteria. Management has determined that the carrying amounts of the Properties will not likely be recovered from the cash flows from the operations and sales of the Properties over the likely remaining holding period. Accordingly, during the three months ending September 30, 2012, the Registrant will recognize aggregate non-cash impairment losses of approximately $46 million ($0.60 per share) for the amounts by which the carrying values of the Properties exceed their respective estimated fair values. These losses contemplate the Registrant’s expectation that it will incur future cash expenditures of approximately $25 million to complete its redevelopment of the Properties. The Registrant does not expect to incur additional material charges in connection with the disposition of the Properties, which it expects to occur in the next four years.

Item 7.01    Regulation FD Disclosure

The Registrant previously announced guidance for Diluted EPS of between $0.21 and $0.24 for the three months ending September 30, 2012 and between $0.37 and $0.43 for the year ending December 31, 2012. Adjusting for the effect of the impairment losses on the Properties, the Registrant has modified its guidance for Diluted EPS to between ($0.39) and ($0.36) for the three months ending September 30, 2012 and between ($0.23) and ($0.17) for the year ending December 31, 2012. The impairment losses will have no effect on Funds from Operations or Funds from Operations per share.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liabilities of that Section.  The information included in this Item 7.01 of this Current Report on Form 8-K shall also not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 28, 2012

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Stephen E. Riffee
Name:	Stephen E. Riffee
Title:	Executive Vice President and
Chief Financial Officer